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                                                                     EXHIBIT 1.1

                        5,100,000 Shares of Common Stock


                       J.B. HUNT TRANSPORT SERVICES, INC.


                             UNDERWRITING AGREEMENT


                               _____________, 2002

BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
  as Representatives of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179

Ladies/Gentlemen:

         J.B. Hunt Transport Services, Inc., a corporation organized and existing under the laws of Arkansas (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 2,000,000 shares (the "Company Shares") and the entity other than the Company listed on Schedule II hereto (the "Selling Stockholder") propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters an aggregate of 3,100,000 shares (the "Selling Stockholder Shares" and, together with the Company Shares, the "Firm Shares") of its common stock, par value $.01 per share (the "Common Stock"). For the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, the Company proposes to sell to the Underwriters up to an additional 765,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares". The Shares are more fully described in the Registration Statement referred to below.

         1. Representations and Warranties of the Company. The Company, together with J.B. Hunt Transport, Inc., a Georgia corporation, L.A., Inc., an Arkansas corporation, J.B. Hunt Corp., a Delaware corporation, and FIS, Inc., a Nevada corporation (collectively, the "Significant Subsidiaries"), jointly and severally, represent and warrant to, and agree with, each of the Underwriters as of the date hereof, the Closing Date and any Additional Closing Date that:

             (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_____), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the

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Commission and copies of which have heretofore been delivered to the
Underwriters. The registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and rules and regulations of the Commission thereunder (together, the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include
(i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

             (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules


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and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied and will comply in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and the Exchange Act and the respective rules and regulations thereunder and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus in light of the circumstances under which they were made, not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you specifically for use therein ("Underwriters' Information"). The parties acknowledge and agree that the Underwriters' Information consists solely of the material included in the [fifth] paragraph (excluding tables) under the caption "Underwriting" in the Prospectus.

             (c) KPMG LLP, who have certified the financial statements and supporting schedules included or incorporated in the Registration Statement are independent public accountants as required by the Securities Act and the Rules and Regulations.

             (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not paid any dividends on its capital stock and there has been no material adverse change or any development involving a prospective material adverse change on (i) the business, affairs, properties, condition (financial or otherwise), results of operations, stockholders' equity or prospects of the Company and each subsidiary of the Company other than Comercializadora Internacional de Carga S.A. de C.V. and Servicios de Logistica de Mexico, S.A. de C.V. listed on Exhibit 21 on the Form 10-K of the Company for the fiscal year ended December 31, 2001 (the "Subsidiaries"), individually or taken as a whole; (ii) the long-term debt of the Company and its Subsidiaries; (iii) the capital stock of the Company; (iv) the Offering, or anything giving rise to any liability or obligation on the part of the Underwriters; (v) consummation of the transactions contemplated by this Agreement and the Prospectus; or (vi) the validity or enforceability of the Company's obligations hereunder or under the Prospectus (any of the events described in (i) through (vi), a "Material Adverse Change" or "Material Adverse Effect"), whether or not arising from transactions in the ordinary

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course of business. Since the date of the latest balance sheet presented in the
Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, or entered into any transactions which are material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus. Since the date of its formation, Hunt Mexicana, S.A. de C.V has had no assets and has conducted no business.

             (e) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company. The Company has all necessary corporate power and authority to execute, deliver and perform this Agreement and to issue and deliver the Company Shares.

             (f) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any of the Subsidiaries or any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets, or any third party, is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained.

             (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other events (if any) specified under the caption "Capitalization", will be as set forth in the column entitled "As Adjusted" thereunder. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any


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Shares from the Company upon the issuance or sale thereof, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. The Shares to be delivered on the Closing Date and the Additional Closing Date, if any, (as hereinafter respectively defined) have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Common Stock from the Company upon issuance or sale thereof in the Offering. The Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in or specifically contemplated by the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any shares of its capital stock or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights convertible securities or obligations.

             (h) The Subsidiaries are the only subsidiaries (as defined in Rule 405 of the Securities Act) of the Company. Each of the Company and the Subsidiaries has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization. All of the issued shares of capital stock of the Subsidiaries has been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, charges, encumbrances, equities, or claims. Except for the Subsidiaries, the Company owns no capital stock or other beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, the "Consents") of and from all public, regulatory or governmental agencies and bodies and third parties, to own, lease and operate its properties and conduct its business as it is now being conducted and as described in the Registration Statement and the Prospectus. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

             (i) Except as described in the Prospectus, there is no legal or governmental proceeding or other litigation to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, is reasonably likely to have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceeding or litigation is threatened or contemplated by any governmental authority or other third party; and the defense of all such proceedings and litigation against or involving the Company will not, singularly or in the aggregate, have a Material Adverse Effect.



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             (j) Neither the Company nor any of its affiliates has taken, nor will any of them take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

             (k) The financial statements, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the condition and results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The other financial and statistical information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

             (l) The pro forma and as adjusted financial information included in the Prospectus has been properly compiled, and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified. There are no historical or pro forma financial statements which are required to be included in the Registration Statement and Prospectus in accordance with Regulation S-X which have not been included as so required

             (m) The assumptions used in preparing the pro forma and as adjusted financial information included in each of the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma and as adjusted adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

             (n) No holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby.

             (o) The Company is not and, upon consummation of the transactions contemplated hereby and after giving effect to the application of net proceeds of the Offering as described in the Prospectus, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended.

             (p) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are

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described in the Registration Statement and the Prospectus or such as do not materially affect the value of such property by the Company and the Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to their ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries.

             (q) The Company and each of the Subsidiaries have accurately prepared and timely filed all federal, state and other tax returns that are required to be filed by them and have paid or caused to be paid all taxes, assessments (including without limitation any interest or penalties), governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of the Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any of the Subsidiaries' Federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of the Subsidiaries.

             (r) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, the outstanding shares of Common Stock (other than the Shares) are listed for quotation on The NASDAQ Stock Market's National Market (the "NASDAQ National Market"), the Shares have been approved for quotation on the NASDAQ National Market upon issuance or sale (as applicable), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ National Market, nor has the Company received any notification that the SEC or the NASDAQ National Market is contemplating terminating such registration or listing.

             (s) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Prospectus by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

             (t) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.



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             (u) The conditions for use of Form S-3, as set forth in the General
Instructions thereto, have been satisfied.

             (v) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (w) Neither the Company nor any of its Subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default (and no event has occurred which, with notice or lapse of time or both, would constitute such a default) under, or has taken any action or permitted any circumstance which would result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject except for liens disclosed in the Registration Statement and the Prospectus or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except as to clauses (ii) and (iii) for violations or defaults that would not, singularly or in the aggregate, have a Material Adverse Effect.

             (x) The Company and each of the Subsidiaries owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) ("Intellectual Property") necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such right of others. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company which has not been patented has been kept confidential. Neither the Company nor any of its Subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or

                                       8
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otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

             (y) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiaries principal suppliers, manufacturers, customers or contractors, which, in any case, singularly or in the aggregate, would have a Material Adverse Effect.

             (z) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which, singularly or in the aggregate, could have a Material Adverse Effect; each employee benefit plan with respect to which the Company could have any liability has been operated in all material respects in compliance with applicable law, including ERISA and the Code; the Company has not incurred and no facts exist under which the Company reasonably could be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan;" and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

             (aa) There has been no disposal, discharge, emission, or other release of any Materials of Environmental Concern (as defined below) by, due to, or caused by the Company or its Subsidiaries (or, to the Company's knowledge, any other entity for whose acts or omissions the Company or its Subsidiaries is or may be liable) upon any other property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, which would, singularly or in the aggregate, result in a Material Adverse Effect. There has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any Materials of Environmental Concern with respect to which the Company or any of the Subsidiaries has knowledge. Neither the Company or it Subsidiaries nor any entity on their behalf has generated, transported, disposed of, or arranged for the disposal of Materials of Environmental Concern at any location not owned or operated by the Company or any of its Subsidiaries where any such generation, transportation, or disposal would, singularly or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all Environmental Laws except where any non-compliance would not, singularly or in the aggregate, have a Material Adverse Effect. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not, singularly or in the aggregate, have a Material Adverse Effect. No material capital expenditures are required now or, to the Company's knowledge, will be required within five years after the date hereof in order to ensure compliance with all Environmental Laws by the Company and its Subsidiaries. For purposes of this Agreement, "Environmental

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Laws" means all United States federal, state, local and non-United States laws, regulations, codes and ordinances, relating to pollution or protection of human health and the environment (including ambient air, surface water, ground water, land surface or sub-surface strata), including but not limited to CERCLA, RCRA, TSCA, OSHA, the Clean Air Act, the Clean Water Act, each as amended or supplemented, and any applicable transfer statutes or laws; and "Materials of Environmental Concern" means chemicals, pollutants, contaminants, hazardous materials, hazardous substances and hazardous wastes, medical waste, toxic substances, petroleum and petroleum products, asbestos-containing materials, polychlorinated biphenyls, and any other chemicals, pollutants or substances regulated under any Environmental Law.

             (bb) The Company has not prior to the date hereof offered or sold any securities which would be "integrated" for purposes of the Securities Act and the Rider and Regulations with the offer and sale of the Shares pursuant to the Registration Statement.

             (cc) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described or is not described as required.

             (dd) Neither the Company, any of the Subsidiaries nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

             (ee) The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company reasonably believes to be reliable and accurate.

         Any certificate signed by or on behalf of the Company and delivered to the Representatives or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         2. Representations and Warranties of the Stockholder Owners and the Selling Stockholder. Each of J.B. Hunt, Johnelle Hunt (collectively, the "Stockholder Owners") and the Selling Stockholder severally represents and warrants to, and agrees with each of the Underwriters as of the date hereof, the Closing Date and any Additional Closing Date that:

             (a) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

             (b) Each of the Custody Agreements and Powers of Attorney (each, a "Custody Agreement and Power of Attorney") signed by (i) the Selling Stockholder, (ii) the Company, as custodian (in such capacity, the "Custodian"), and (iii) [_________], as the Selling Stockholder's attorney-in-fact (in such capacity, the "Attorney-In-Fact"), has been duly and validly authorized, executed and delivered by the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable against it, him or her in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

             (c) The Selling Stockholder agrees that the Firm Shares and Additional Shares, if any, to be sold by the Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of the Selling Stockholder, by operation of law, by death or incapacity of the Selling Stockholder or by the occurrence of any other event. If the Selling Stockholder should die or become incapacitated, or if any other event should occur, before the delivery of the Firm Shares and Additional Shares, if any, to be sold by the Selling Stockholder hereunder, the documents evidencing the Firm Shares or Additional Shares, if any, to be sold by the Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

             (d) The Selling Stockholder is the lawful owner of the Shares proposed to be sold by the Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares as provided herein, the Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, charges, encumbrances, equities, claims and security interests whatsoever. Certificates for all of the Shares to be sold by the Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement.

             (e) The Selling Stockholder has good and valid title to all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law to enter into this Agreement and the applicable Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

             (f) The Selling Stockholder (i) has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority, and all necessary Consents of and from all public, regulatory or governmental agencies and bodies and third parties to execute, deliver, and perform this Agreement.

             (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Selling Stockholder of this Agreement and the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the state securities laws or the blue sky laws or any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals as have been obtained.

             (h) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof by the Selling Stockholder do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Selling Stockholder is a party or by which the Selling Stockholder or its properties or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Selling Stockholder or any judgment, decree, order, statute, law, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Stockholder or any of its properties, operations or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties, operations or assets, or any third party, is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement and by the Prospectus, including the sale and delivery of the Shares to be sold and delivered by the Selling Stockholder hereunder, except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Shares by the Underwriters, each of which has been obtained.

             (i) The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Prospectus.

             (j) The Selling Stockholder does not own any warrants, options or similar rights to acquire, and do not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

             (k) All information furnished by or on behalf of the Selling Stockholder in writing for use in the Registration Statement and Prospectus is true, correct, and complete in all material respects and does not and will not contain any untrue statement of a material fact; provided that this representation and warranty is made only as to information contained in the Registration Statement or the Prospectus under the caption "Principal and Selling Stockholders" and relating to the Selling Stockholder.

             (l) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

             (m) The Selling Stockholder has not distributed and will not distribute, prior to the later of the Additional Closing Date, if any, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares by the Selling Stockholder other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

             (n) The representations and warranties of the Selling Stockholder in the Custody Agreement and Powers of Attorney are and will be true and correct.

         Any certificate signed by or on behalf of the Selling Stockholder and delivered to the Representatives or to Underwriters' Counsel shall be deemed to be a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

         3. Purchase, Sale and Delivery of the Shares.

             (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, each of the Company and the Selling Stockholder agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from each of the Company and the Selling Stockholder, at a purchase price per share of $[_______], that proportion of the number of Firm Shares set forth in
Schedule II opposite the name of the Company or the Selling Stockholder, as the case may be, which the number of Firm Shares set forth opposite the names of such Underwriter in Schedule I hereto plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Firm Shares.

             (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Kramer Levin Naftalis & Frankel LLP ("Underwriters' Counsel"), or at such other place as shall be agreed upon by Bear, Stearns & Co. Inc. and the Company, at 10:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act)(1) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Rules and Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after


----------

1 If the transaction is priced after 4:30 p.m. Washington, D.C. time, T+4 will apply to the transaction. If the pricing takes place before or during market hours, the closing will be three business days after pricing.

the determination of the public offering price of the Shares), or such other time not later than ten business days after such date as shall be agreed upon by Bear, Stearns & Co. Inc. and the Company (such time and date of payment and delivery being herein called the "Closing Date").

         Payment for the Shares shall be made to or upon the order of the Company and the Selling Stockholder by wire transfer in Federal (same day) funds to the Company upon delivery of certificates for the Shares to bank accounts designated by the Company and the Custodian pursuant to the Selling Stockholder's Power of Attorney and Custody Agreement, as the case may be, upon delivery of certificates for the Shares to you through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

             (c) In addition, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 765,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholder for the Firm Shares as set forth in this Section 3, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice by you to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by you, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date (in which case the option may be exercised on any day preceding the Closing Date) or earlier than the second full business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as you may request in writing at least one full business day prior to the Additional Closing Date. The Company will permit you to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

         If the option is exercised as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, will purchase that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares being purchased from the Company, subject, however, to such adjustments to eliminate any fractional shares as Bear Stearns & Co. Inc. in its sole discretion shall make.

         Payment for the Additional Shares to be sold by the Company shall be made to the Company by wire transfer in Federal (same day) funds to bank accounts designated by the Company at the offices of Underwriters' Counsel, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to you for the respective accounts of the Underwriters.

(d) The Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares or the Additional Shares to be sold by the Selling Stockholder to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling Stockholder with the Custodian under the Custody Agreement and Power of Attorney.

         4. Offering. Upon your authorization of the release of the Firm Shares, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

         5. Covenants of the Company.

             A. The Company covenants and agrees with the Underwriters that:

             (a) If the Registration Statement has not yet been declared effective the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

         The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the Company's intention to file or prepare any supplement, revision or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall make every effort to avoid the issuance of any such stop order, (v) of the receipt of any comments from the Commission or its staff, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission or its staff shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which you reasonably object in writing after being timely furnished in advance a copy thereof.

             (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission, subject to the second paragraph of Section 5(A)(a) hereof, an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

             (c) The Company will promptly deliver to each of the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as you may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request.

             (d) The Company shall promptly deliver to each of the Underwriters and to Underwriters' Counsel copies of the Preliminary Prospectus, and the Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act. The Company shall also furnish to each of the Underwriters copies of the Final Prospectus as requested by any of the Underwriters.

             (e) The Company will use its best efforts, in cooperation with you, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

             (f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158).

             (g) During the period of ninety (90) days from the date of the Prospectus, the Company will not, directly or indirectly, without your prior written consent, issue, sell, offer or agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, make any short sale or maintain any short position, establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and all rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative transaction or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, or exercisable or exchangeable for, Common Stock) or interest therein of the Company or of any of the Subsidiaries, and the Company will obtain the undertaking of each of its officers and directors and such of its shareholders as have been heretofore designated by you and listed on
Schedule II attached hereto not to engage in any of the aforementioned transactions on their own behalf, other than the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options or warrants; or (iii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option plans in effect on the date hereof.

             (h) During the period of five years from the effective date of the Registration Statement, the Company will furnish to you copies of all reports or other communications (financial or other) furnished to security holders, and will deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

             (i) The Company will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

             (j) The Company will use its best efforts to effect and maintain the listing of the Shares for quotation on The NASDAQ National Market.

             (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

         B. The Selling Stockholder covenants and agrees with each Underwriter to:

             (a) deliver to the Representatives prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person);

             (b) promptly notify the Company and the Representatives if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representatives, the Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (c) cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement;

             (d) pay or to cause to be paid all transfer taxes, stamp duties and other similar taxes with respect to the Shares, if any, to be sold by the Selling Stockholder; and

             (e) deliver to Bear, Stearns & Co. Inc. on or prior to the date of this Agreement each lock-up agreement referenced in Section 7(h) hereof.

             6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Selling Stockholder hereby agree to pay all costs and expenses incident to the performance of their respective obligations hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any agreement among Underwriters, this Agreement, the blue sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(A)(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey; (iv) all fees and expenses in connection with listing the Shares on the NASDAQ National Market;
(v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (vi) any stock transfer taxes incurred in connection with this Agreement or the Offering; (vii) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; and (ix) the fees of the Custodian and other fees and expenses related to the offering of Shares by the Selling Stockholder. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; and
(iii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 6. It is understood, however, that except as provided in this Section, and Sections 8 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to
Section 7 or 13(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of pocket expenses of the Underwriters (including the fees and expenses of other counsel) incurred in connection herewith.

         7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 6, "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 6 of any misstatement or omission, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

             (a) The Registration Statement shall have become effective not later than [IF PRICING PURSUANT TO RULE 430A: 5:30 P.M., NEW YORK TIME, ON THE DATE OF THIS AGREEMENT] [IF PRICING PURSUANT TO A PRICING AMENDMENT: 12:00 P.M., NEW YORK TIME ON THE DATE AN AMENDMENT TO THE REGISTRATION STATEMENT CONTAINING THE PUBLIC OFFERING PRICE HAS BEEN FILED WITH THE COMMISSION], (2) or at such later time and date as shall have been consented to in writing by you; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(A)(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

             (b) At the Closing Date, you shall have received (i) the favorable written opinion of Wright, Lindsey & Jennings LLP, counsel for the Company, dated the Closing Date


----------

2  Appropriate provision to be determined.

and addressed to the Underwriters in the form attached hereto as Annex I; and
(ii) the favorable written opinion of [______________], counsel for the Selling Stockholder, dated the Closing Date and addressed to the Underwriters in the form attached hereto as Annex II.

             (c) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriters' Counsel, and the Underwriters shall have received from Underwriters' Counsel a favorable opinion, dated as of the Closing Date, with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

             (d) At the Closing Date you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date to the effect that (i) the condition set forth in subsection 0(a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in
Section 1 hereof are accurate, (iii) as of the Closing Date, all agreements, conditions, and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with and (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change, and
(vi) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefore have been initiated or threatened by the Commission.

             (e) At the time this Agreement is executed and at the Closing Date, you shall have received a comfort letter, from KPMG LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters' counsel.

             (f) You shall have also received from KPMG LLP a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

             (g) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the Subsidiaries taken as a whole, including, without limitation, the occurrence of a fire, flood, explosion or other calamity at any of the properties owned or leased by the

Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

             (h) You shall have also received an executed lock-up agreement from each person who is a director or officer of the Company and each shareholder as shall have been heretofore designated by you and listed on Schedule III hereto substantially in the form attached hereto as Annex III.

             (i) At the Closing Date, the Shares shall have been approved for quotation on The NASDAQ National Market.

             (j) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

             (k) The Company shall have complied with the provisions of Section 5(A)(c) hereof with respect to the furnishing of prospectuses on the next business day succeeding the date of this Agreement.

             (l) At the Closing Date, you shall have received a certificate of an authorized representative of the Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder set forth in Section 2 hereof are accurate and that the Selling Stockholder has complied with all agreements and satisfied all conditions on his or her part to be performed or satisfied hereunder at or prior to the Closing Date.

             (m) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

             (n) In the event the Underwriters exercise their option to purchase the Additional Shares, all of the conditions in this Section 7 must be satisfied in connection with such Additional Shares on or prior to the Additional Closing Date.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to you and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by you at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by you at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing. Such termination shall be without liability of any party to any other party except as provided in Section 6 hereof and except that Sections 1, 2, 8, 9, and 12 shall survive any such termination and remain in full force and effect.

         8. Indemnification.

             (a) The Company and the Significant Subsidiaries shall, jointly and severally, indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with Underwriters' Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

             (b) The Selling Stockholder and each Stockholder Owner who owns any equity of the Selling Stockholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in respect of the Selling Stockholder contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact in respect of a Selling Stockholder required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no such case shall the Selling Stockholder or any Stockholder Owner be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount) applicable to the Shares sold by the Selling Stockholder pursuant to the transactions contemplated hereby. This indemnity agreement will be in addition to any liability which any the Selling Stockholder or any Stockholder Owner may otherwise have including under this Agreement.

             (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with Underwriters' Information; provided, however, that in no such case shall any Underwriter be liable or responsible for any amount in excess of the amount by which the aggregate commissions received by such Underwriter in respect of Shares underwritten by it and distributed to the public exceed the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity will be in addition to any liability which any Underwriter may otherwise have including under this Agreement.

             (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, an indemnifying party may participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim,
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party, and (iii) the indemnifying party reaffirms its obligations pursuant to this Agreement.

         9. Contribution.

             (a) In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, each indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and the Selling Stockholder, any contribution received by the Company and/or the Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company and/or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters under this Agreement or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

             (b) The relative benefits received by the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholder, respectively, bear to (y) the underwriting discount received by the respective Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus.

             (c) The relative fault of each of the Company, the Selling Stockholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (d) The Company, the Selling Stockholder, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

             (e) Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the aggregate commissions received by such Underwriter in respect of Shares underwritten by it and distributed to the public exceed the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and
(ii) no person guilty of fraudulent misrepresentation (within in the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Selling Stockholder, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

         10. Default by an Underwriter.

             (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in
Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

             (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default you do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholder with respect thereto (except in each case as provided in Sections 6, 8 and 9 hereof with respect to the Company and Sections 8 and 9 hereof with respect to the Selling Stockholder) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholder for damages occasioned by its or their default hereunder.

             (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

         11. Default by Selling Stockholder. If the Selling Stockholder shall fail to sell and deliver the number of Shares which the Selling Stockholder is obligated to sell hereunder, then the Underwriters may, at option of the Representatives, by notice from the Representatives to the Company, terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 2, 6, 8, 9 and 12 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Stockholder from liability, if any, in respect of such default.

         12. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, and the Company and the Selling Stockholder contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted hereto or thereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or the Selling Stockholder, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Section 1 and 2 and the agreements contained in Sections 6, 8, 9, 12 and 13(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 10, 11 or 13 hereof.

13. Effective Date of Agreement; Termination.

             (a) This Agreement shall become effective, upon the later of when
(i) you and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholder or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying you or by you notifying the Company. Notwithstanding the foregoing, the provisions of this Section 13 and of Sections 1, 2, 6, 8 and 9 hereof shall at all times be in full force and effect.

             (b) You shall have the right to terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time prior to the Closing Date or the obligations of the Underwriters to purchase any Additional Shares at any time prior to any Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the NASDAQ National Market or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ National Market or the New York Stock Exchange or by the NASD or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; or (E) if there has been since the time of the execution of this Agreement or since the respective dates as of which information is given in the Prospectus (excluding any supplement thereto), any Material Adverse Effect, or (F) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii) as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the

Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

             (c) Any notice of termination pursuant to this Section 13 shall be in writing.

             (d) If this Agreement is terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by you as provided in Section 13(a) hereof or (ii) Section 10(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by you, reimburse the Underwriters for all out-of-pocket expenses incurred by the Underwriters (including the fees and expenses of their counsel) in connection herewith.

         14. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

             (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Senior Managing Director, Equity Capital Markets, with a copy to Underwriter's Counsel at Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022,
Attention: Thomas E. Molner, Esq.;

             (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: [___________];

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to you, which address will be supplied to any other party hereto by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company, the Selling Stockholder and the controlling persons, directors, officers, employees and agents referred to in Section 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, directors, officers, employees, agents and their heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

         16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         17. Counterparts. This Agreement may be executed in any number of counterparts shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Counterparts may be delivered by facsimile and shall have the same legally binding effect as an original.

         18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         19. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.



                            [SIGNATURE PAGE FOLLOWS]

         If the foregoing correctly sets forth the understanding among you, the Company, the Significant Subsidiaries and the Selling Stockholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.



                                Very truly yours,

                                J.B. HUNT TRANSPORT SERVICES, INC.


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:


                                J.B. HUNT TRANSPORT, INC.


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:


                                L.A., INC.


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                J.B. HUNT CORP.


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                                FIS, INC.


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:


                                The Selling Stockholder:


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:  Attorney-in-Fact for the Selling
                                            Stockholder


                                J.B. HUNT
                                in his individual capacity



                                -------------------------------------------



                                JOHNELLE HUNT
                                in her individual capacity


                                -------------------------------------------



Accepted as of the date first set forth above:

BEAR, STEARNS & CO. INC.



By:
   ---------------------------------------
   Name:
   Title:

CREDIT SUISSE FIRST BOSTON CORPORATION



By:
    --------------------------------------
    Name:
    Title:


DEUTSCHE BANK SECURITIES INC.



By:
    --------------------------------------
    Name:
    Title:


On behalf of themselves and the other
Underwriters named in Schedule I hereto.

SCHEDULE I


                                                                                        Number of
                                                                                       Firm Shares
                                                                                          to be
Name of Underwriter                                                                     Purchased
-------------------                                                                    -----------
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
J.P. Morgan Securities Inc.
Stephens Inc.
                Total...............................................................
                                                                                       ===========

                                   SCHEDULE II

                               Number of                    Maximum Number of
Name                          Firm Shares                   Additional Shares
----                          -----------                   -----------------

Company

[SELLING STOCKHOLDER TO BE PROVIDED.]

                                  SCHEDULE III

SHAREHOLDERS SUBJECT TO THE LOCK-UP PROVISION

[TO BE PROVIDED.]

                                     ANNEX I

                       Form of Opinion of Company Counsel

(i) Each of the Company and the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as described in the Prospectus.

(ii) The Company has an authorized, issued and outstanding capital stock as set forth in the Registration Statement and the Prospectus in the column entitled "Actual" under the caption "Capitalization" and will, after the Offering, have an authorized, issued and outstanding capital stock as set forth in the column entitled "As Adjusted" under the caption "Capitalization." The authorized capital stock of the Company, including the Shares, conforms as to legal matters to the description thereof under the heading "Description of Capital Stock" in the Registration Statement of the Company on Form S-1 filed on September 22, 1983.

(iii) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale by the Company of Shares in the Offering, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement; and all Shares to be sold by the Company are owned directly or indirectly by the Company, free and clear of all liens, charges, encumbrances, equities or claims.

(iv) The Shares to be delivered on the Closing Date and any Additional Closing Date, respectively, have been duly and validly authorized and, when delivered in accordance with this Agreement, will be (in the case of the Company Shares only) and are (in the case of the Selling Stockholder Shares only) duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company.

(v) All of the issued shares of capital stock of each of the Subsidiaries has been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, charges, encumbrances, equities or claims.

(vi) Except as disclosed in or specifically contemplated by the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any shares of its capital stock or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.

(vii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not paid any dividends on its capital stock.

(viii) The Common Stock currently outstanding is listed, and the Shares to be sold under this Agreement to the Underwriters are duly authorized for quotation on, The NASDAQ National Market.

(ix) Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of the Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties may be bound.

(x) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company and is the valid and binding agreement of the Company.

(xi) The issuance and sale of the Shares by the Company, the execution, delivery, and performance of this Agreement, compliance by the Company with all provisions of this Agreement and the consummation of the transactions contemplated hereby and by the Registration Statement and the Prospectus do not and will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound or (B) violate or conflict with any provision of the certificate of incorporation, by-laws, certificate of formation, partnership agreement, limited liability agreement or other organizational documents of the Company or any of the Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

(xii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets or any other third party is required for the issuance and sale of the Shares by the Company, the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement or the Prospectus, except for the registration under the Securities Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

(xiii) Except as described in the Prospectus, there are no legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, are reasonably likely, singularly or in the aggregate, to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(xiv) Each of the Company and the Subsidiaries has all Consents as are necessary to own, lease, license and operate its properties and to conduct its business as described in the Prospectus, except where the failure to have any such Consent would not have a Material Adverse Effect; and the Company is not in violation of any such Consent, except for any violations which would not have a Material Adverse Effect.

(xv) No holders of securities of the Company have any rights under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound to have such securities included in the Registration Statement, except for those rights that have been waived.

(xvi) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

(xvii) The Registration Statement, at the time it became effective and as of the Closing Date, and the Prospectus, as of its date and as of the Closing Date, complied as to form in all material respects to the requirements of the Securities Act and the Rules and Regulations.

(xviii) The statements under the captions "Business" in the Prospectus and under "Prospectus Summary", "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Management" and "Related Party Transactions" in the Form 10-K, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

(xix) The statements in the Prospectus under the caption "Underwriting," insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

(xx) No contract or agreement is required to be filed as an exhibit to the Registration Statement or to a document incorporated by reference into the Registration Statement that is not so filed, and no contract or agreement is required to be described in the Registration Statement or a document incorporated by reference into the Registration Statement that is not described as required.

(xxi) The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents were so filed, contained, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

(xxii) Such counsel has been orally advised by the Commission that the Registration Statement was declared effective under the Act at ______ (a.m.), on ____________, 2002, and such counsel has been advised by the Commission that no stop order suspending the effectiveness of the Registration statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein to make the statements therein not misleading or that the Prospectus, as of its date (or any supplement thereto made prior to the Closing Date as of the date of such supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein).

                                    ANNEX II

                Form of Opinion of Selling Stockholder's Counsel


         (i) The Selling Stockholder is the lawful owner of the Shares and has, and immediately prior to the Closing Date the Selling Stockholder will have, good and marketable title to the Shares to be sold by the Selling Stockholder under the Underwriting Agreement on such date, free and clear of all liens, charges, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and marketable title to such shares, free and clear of all liens, charges, encumbrances, equities or claims except those that may be created by the Underwriters, will pass to the several Underwriters.

         (ii) The Selling Stockholder has full legal right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement.

         (iii) This Agreement, the Custody Agreement, the Power of Attorney and the transactions contemplated herein and therein have been duly and validly authorized by the Selling Stockholder and this Agreement, the Custody Agreement and the Power of Attorney have been duly executed and delivered by the Selling Stockholder and are the valid and binding agreements of the Selling Stockholder, enforceable against it in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

         (iv) The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated thereby will not conflict with or result in a breach of any of the terms of provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder or its properties or assets is subject or may be bound, nor will such actions violate or conflict with any provision of the certificate of incorporation, by-laws, certificate of formation, partnership agreement, limited liability agreement or other organizational documents of the Selling Stockholder, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Stockholder or any of its properties or assets; and, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state or foreign securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated thereby.

         (v) The Attorney-in-Fact has been duly authorized by the Selling Stockholder to deliver the Shares on behalf of the Selling Stockholder in accordance with the terms of the Underwriting Agreement.

         (vi) No facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained any untrue statement of a material fact or that the Prospectus, as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included therein).

                                    ANNEX III

                            _______________ __, 2002


BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
as Representatives of the several Underwriters
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Attention: Equity Capital Markets

                  J.B. Hunt Transport Services, Inc. Lock-Up Agreement

Ladies and Gentlemen:

         We refer to the proposed Underwriting Agreement (the "Underwriting Agreement"), between J.B. Hunt Transport Services, Inc., an Arkansas corporation (the "Company"), and you as representatives of the Underwriters named therein (the "Underwriters") relating to an underwritten public offering (the "Offering") of common stock, $.01 par value (the "Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation and Deutsche Bank Securities Inc., the undersigned will not, directly or indirectly, during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), (i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of, or (ii) make any short sale or maintain any short position, establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to, any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative transaction or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security (whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration). As used herein, "Relevant Security" means the Common Stock, any other equity security of the Company or any of the Subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security.

         The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a

Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first set forth above.

         This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.



                                            Very truly yours,





                                            By:
                                                 -------------------------------


                                            Print Name:
                                                        ------------------------